Income Taxes	6 Months Ended
Jun. 30, 2019
Income Tax Disclosure [Abstract]
Income Taxes

10. Income Taxes

Deferred tax assets and deferred tax liabilities are determined based on temporary differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is recorded against deferred tax assets if it is more likely than not that some portion or all of the deferred tax assets will not be realized.

The Company does not recognize a tax benefit for uncertain tax positions unless it is more likely than not that the position will be sustained upon examination by tax authorities, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The tax benefit that is recorded for these positions is measured at the largest amount of cumulative benefit that has greater than a 50 percent likelihood of being realized upon ultimate settlement. Deferred tax assets that do not meet these recognition criteria are not recorded and the Company recognizes a liability for uncertain tax positions that may result in tax payments. If such unrecognized tax benefits were realized and not subject to valuation allowances, the entire amount would impact the tax provision. The Company has not recorded any amounts for unrecognized tax positions as of June 30, 2019 or December 31, 2018.

The Company recognized an income tax benefit of $0.8 million and $0.2 million for the three months and six months ended June 30, 2019, respectively. The Company recognized an income tax benefit of $0.1 million and $0.2 million for the three months and six months ended June 30, 2018, respectively. The benefit for income taxes consists of current and deferred tax expenses, which relates primarily to the Company’s subsidiary operations in the U.S.